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                                    Exhibit 3

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned Reporting Persons hereby agrees to the joint filing, along with all other such Reporting Persons, on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share of Foamex International Inc., and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of this 20th day of April, 2006.

                                    D. E. SHAW LAMINAR PORTFOLIOS, L.L.C.
                                    BY: D. E. SHAW & CO., L.L.C.,
                                        as managing member


                                        By: /s/ Julius Gaudio
                                           ------------------------------------
                                           Name:  Julius Gaudio
                                           Title: Managing Director


                                    D. E. SHAW & CO., L.P.


                                    By: /s/ Julius Gaudio
                                       ----------------------------------------
                                       Name:  Julius Gaudio
                                       Title: Managing Director


                                    D. E. SHAW & CO., L.L.C.


                                    By: /s/ Julius Gaudio
                                       ----------------------------------------
                                       Name:  Julius Gaudio
                                       Title: Managing Director


                                    DAVID E. SHAW


                                    By: /s/ Julius Gaudio
                                       ----------------------------------------
                                       Name:  Julius Gaudio
                                       Title: Attorney-in-Fact for David E. Shaw